PLx Pharma Inc.
Corporate Presentation

May 2017

Forward-Looking Statements

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, managements' plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements.

Important factors that could cause such differences include, but are not limited to (i) our ability to bring both Aspertec™ 81 mg and Aspertec™ 325 mg to market-readiness; (ii) our ability to maintain regulatory approval of Aspertec™ 325 mg or obtain and maintain regulatory approval of Aspertec™ 81 mg and any future product candidates; (iii) the benefits of the use of Aspertec™ 325 mg and Aspertec™ 81 mg; (iv) our ability to successfully commercialize our Aspertec™ products, or any future product candidates; (v) the rate and degree of market acceptance of our Aspertec™ products or any future product candidates; (vi) our ability to scale up manufacturing of our Aspertec™ products to commercial scale; (vii) our ability to successfully build a specialty sales force and commercial infrastructure or collaborate with a firm that has these capabilities; (viii) our ability to compete with companies currently producing GI-safer technologies for NSAIDs and other analgesics; (ix) our reliance on third parties to conduct our clinical studies; (x) our reliance on third-party contract manufacturers to manufacture and supply our product candidates for us; (xi) our ability to retain and recruit key personnel, including development of a sales and marketing function; and (xii) our ability to obtain and maintain intellectual property protection for our Aspertec™ products or any future product candidates.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Highlights

PLx Pharma Now Public	Completed reverse merger with Dipexium Pharmaceuticals, Inc. ~ $12 million cash at closing, changed name to PLx Pharma Inc., ticker to PLXP and continued NASDAQ Capital Markets listing
Broad Vision, Focused Strategy	Improve safety and efficacy of selected existing oral NSAIDs and other drugs – beginning with aspirin and ibuprofen – platform technology
Novel Technology	PLxGuard™ delivery system utilizes surface acting lipids to selectively release drugs in targeted portions of the GI tract
Late-stage Product Opportunity	Lead product, Aspertec™ 325 mg, is FDA approved; target to submit sNDA for Aspertec™ 81 mg in the last quarter of 2017 and launch both products by year end 2018
Unique Commercial Strategy	Will target both OTC and prescription markets with physician detail for Aspertec™
Significant Market Opportunity	Aspertec™ addresses unmet medical need and has significant physician interest – targeting large and global cardiovascular and pain market opportunities
Seasoned Management	Experienced leadership team with track record of success including deep sales and marketing expertise in OTC and Rx markets

PLx Management Team

Name	Experience
Michael (Mike) J. Valentino Executive Chairman of the Board	• 35+ years public and private CEO and senior management with successful OTC and Rx brands • Led Adams and OTC brand, Mucinex®, which achieved a ~$2.3 billion exit in 4.5 years • Global Head of Consumer Pharmaceuticals for Novartis AG
Natasha Giordano President and CEO	• 20+ years public and private company CEO and senior management commercialization experience • ClearPoint (supporting product launches), Healthcare Corporation of America (PBM), Xanodyne (Spec Pharma), CegedimDendrite (sales force effectiveness), WarnerLambert/Pfizer (Lipitor)
Ronald (Ron) R. Zimmerman Founder and Senior Advisor	• Founding investor (2003) and led capital raising and successful development and FDA approval for Aspertec™ 325 mg
Gary Mossman Chief Operating Officer	• 40+ years experience as CEO or COO of public and private companies; long time PLx investor and former board member
Rita M. O'Connor Chief Financial Officer (Effective July 1, 2017)	• Former Adams Respiratory CFO & Treasurer and Xanodyne CFO & CIO
David E. Jorden Acting CFO	• Public & private company CFO experience; long time PLx investor and former board member

Independent Board of Directors

Name	Experience
Gary S. Balkema	• Former global head of Bayer Healthcare LLC and Worldwide Consumer Care Division • At Bayer USA repositioned aspirin after ten year decline into a growing business • Prior to Bayer was VP and General Manager for American Cyanamid Co.'s Lederle Consumer Health Division • Currently serves on the Board of Directors of Brady Corporation (NYSE)
Robert (Bob) Casale	• Former Adams Respiratory COO (Mucinex® launch, Adams' IPO and $2.3 billion sale) • Former senior manager with Pfizer, Warner Lambert and CEO with Scerene Healthcare • Previously served on the Boards of Topaz Pharmaceuticals, NextWave Pharmaceuticals and Insight Pharmaceuticals • Currently serves on the Board of Directors of First Aid Shot Therapy and Common Sense LTD
Kirk Calhoun	• Former audit committee chair for Adams Respiratory • Former Partner with Ernst & Young LLP • Previously served on the Boards of Abraxis Bioscience, Myogen, Aspreva and Replidyne until their sales • Currently serves on the Board of Directors of Great Basin (NASDAQ), Ryerson Holding Corporation (NYSE) and NantHealth, Inc. (NASDAQ)
John W. Hadden II	• Former Chief Executive Offer for IRX Therapeutics (private) and board member since 2009 • Former healthcare investment banker with JP Morgan & Co.
David P. Luci	• Former President, CEO and Board Director for Dipexium Pharmaceuticals, Inc. • Former President with MacroChem Corporation, EVP with Bioenvision, Inc. and earlier with Ernst & Whinney LLP (now Ernst &Young LLP) and Paul Hastings LLP • Previously served on the Boards of Access Pharmaceuticals, Inc. and MacroChem Corporation

Selected Advisors

- Ferid Murad, MD, PhD -- Nobel Laureate, ex R&D head Abbott
- Barry Marshall, MD -- Nobel Laureate, GI expert
- Joe Wernicke, MD, PhD -- Lilly - Prozac
- Brendan Whittle, PhD -- aspirin expert
- Deepak Bhatt, MD -- Cardiologist, antiplatelet expert (PI)
- Byron Cryer, MD -- Gastroenterologist, NSAID expert, Principal Investigator (PI)
- Tilo Grosser, MD -- Platelet Pharmacologist (PI)
- Dominick Angiolillo, MD, PhD -- Cardiologist (PI)

Targeting an Unmet Medical Need with Aspertec™

- **Aspirin is one of the most common NSAIDs (nonsteroidal anti-inflammatory drugs) available today and is widely used for treatment and prevention of cardiovascular disease**
- **Approximately 34% of the United States population (107mm)[1] falls within categories for which aspirin would be recommended, but fewer than half of those actually use aspirin**

Enteric-Coated (EC) Aspirin

- Widely considered the current standard of care (SOC)
- >90% of aspirin market in 2013
- Variable and incomplete antiplatelet activity
- Does not offer better GI safety nor equivalent antiplatelet protection compared to regular aspirin
- **EVERY** important clinical study supporting the cardiovascular benefit of aspirin was conducted using immediate release (regular) aspirin not EC aspirin except one study which used regular aspirin for first dose then EC aspirin thereafter
- Dec. 2014 Journal of American Medical Association (JAMA), Japanese study with >14,000 high risk primary prevention subjects comparing 100 mg EC aspirin with no aspirin stopped after five years with no benefit found for EC aspirin[2]

- **GI complications from NSAIDs limit compliance leaving 50+ million people who could benefit from aspirin use vulnerable to cardiovascular events**

1. U.S. Census Bureau estimate as of July 2014. 2. Ikeda Y et al, Low-Dose Aspirin for Primary Prevention of Cardiovascular Events in Japanese Patients 60 Years or Older With Atherosclerotic Risk Factors A Randomized Clinical Trial. JAMA. 2014;312(23):2510-2520. doi:10.1001/jama.2014.15690

Why Does EC Aspirin Induce Gastric Ulceration?

Unidirectional Protection

1 Stomach

EC Aspirin Tablet Intact in Stomach (pH 3):

No initial surface injury

2 Duodenum

EC Aspirin Disintegrates in Duodenum (pH 5.5):

Free aspirin refluxes back into stomach

3 Result

Free Aspirin Refluxes into Stomach and Induces Surface Injury

Gastroduodenal Reflux


1 Intact Tablet
Ulcer
3 Reflux of Free Aspirin Induces Surface Injury
2 Free Aspirin
Aspirin Released in Upper Duodenum



Partially Dissolved EC Aspirin in a Gastric Ulcer Crater

Aspertec™ Clinically Demonstrates Better Absorption and Antiplatelet Efficacy than EC Aspirin


Comparison of Single Dose Aspirin Absorption
Plasma Acetylsalicylic Acid
Conc (ng/mL)
2000
1500
1000
500
0
0
4
8
12
16
20
24
Time (h)
Aspertec™
EC Caplet
~25% of EC aspirin treated patients have minimal absorption of aspirin


Incidence of Complete Aspirin Response
% of patients with complete aspirin response (≥99.0% inhibition)
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
83.6%
41.8%
Aspertec™ 325 mg
EC Aspirin

- Single dose pharmacokinetics and thromboxane depletion in non-insulin dependent diabetics
- Two independent studies in 92 subjects (data from PL-ASA-004 clinical study published in the Journal of American College of Cardiology February 14, 2017, and PL-ASA-006 study manuscript in preparation)[1]

Results: Aspertec™ has Predictable and Reliable Absorption and Antiplatelet Activity

1. Bhatt et al Enteric Coating and Aspirin Nonresponsiveness in Patients With Type 2 Diabetes Mellitus, JACC, Jan 2017, 23269; DOI: 10.1016/j.jacc.2016.11.050

Aspertec™: Intended To Be More Reliable and Predictable than EC Aspirin

Aspirin Antiplatelet Response


Hazard Ratio (95%CI)
P < 0.0001
P < 0.0001
-4
-2
0
2
4
6
8
10
EC Aspirin Better
Same as EC Aspirin
Aspertec™ Better
Index Period
11 days
4 days
PL-ASA-006
PL-ASA-004

Aspertec™	325 mg EC Aspirin
3-5X greater chance of complete antiplatelet benefit compared to 325 mg EC Aspirin	75% of patients required 4-5X greater number of doses for maximal response compared to Aspertec™

Results: Aspertec™ has Greater Chance of Achieving a Complete Aspirin Response

Aspertec™ Has Better GI Safety

Aspirin's Surface Injury

- Aspirin induces corrosive damage by direct contact with the gastric surface - manifested as ulceration and bleeding
- Endoscopy demonstrates EC aspirin is not GI safer, with no difference in ulcer risk compared to regular aspirin

Aspertec™ Solution

- Aspertec's™ lipid matrix release is based on pH, presence of bile, and enzymatic digestion
  - Resulting in predictable release
  - Fewer gastric erosions and acute ulcers

65% Fewer Acute Gastric Ulcers



% of patients with ulcers in the stomach
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
p = 0.004
Aspertec 325 mg
Regular aspirin

Seven day endoscopy endpoints combined from two PLx clinical studies (PL-ASA-002 and PL-ASA-005) endoscopy trials with Aspertec™ 325 mg vs. regular 325 mg aspirin taken daily, in **441 subjects** with an age-associated risk for cardiovascular disease, demonstrated a minimum of **65% reduction** in risk for gastric ulcers. (PL-ASA-002 published in American Journal of Gastroenterology, 2010.)

Results: Aspertec™ has Better Acute GI Safety than Regular Aspirin

Aspertec™: Unlocking Aspirin's Full Potential

Differentiated Marketing Claims

- 3-5 times greater chance of complete antiplatelet effect than EC aspirin
  - In head-to-head clinical trials with EC aspirin, Aspertec™ provided faster acting, more reliable, predictable and sustainable antiplatelet efficacy than EC aspirin
- 65% lower risk of acute gastric ulceration than regular aspirin
  - EC aspirin is not in fact GI safer than regular aspirin

FDA Approval

- No aspirin product currently marketed as OTC has FDA NDA approval
- 325 mg dose approved via 505(b)(2) NDA

Addressing Significant Unmet Need

- Based on our research, we believe most physicians have an interest in prescribing or recommending Aspertec™ for their high-risk patients

Aspertec™ Market Opportunity: High Risk Patients

Aspertec™ Initially Targets Four Sizeable U.S. Patient Populations

	Secondary Coronary Artery Disease ("CAD") Prevention	Secondary Stroke Patients(1)	Diabetes with >1 Risk Factor(2)	High Risk Primary Prevention
Definition	• Patients who have previously had a CAD event including Myocardial Infarction (MI), Coronary Artery Bypass Graft (CABG) and Percutaneous Coronary Intervention (PCI)	• Patients who have previously had a stroke event including: – Cerebral Vascular Accident – Transient Ischemic Attack – Carotid Endarterectomy / Stenting Patients	• Patients who have been diagnosed with diabetes and have >1 risk factor	• Patients over the age of 45 who also have >1 risk factor
Addressable Patient Population	~17 million	~8 million	~7 million	~15 million
Total Retail Market Size (3)	**$4.7 billion**	**$2.2 billion**	**$1.9 billion**	**$4.1 billion**

~1% of this Market = ~$125 Million Retail Revenue

Note: CAD and Stroke assumes a 70% / 30% split between 81 mg and 325 mg while a 80% / 20% split between 81 mg and 325 mg assumed for Diabetes and Primary Prevention.
(1) Omits hemorrhagic and cardioembolic population.
(2) Omits population with CVD and those accounted for within primary prevention.
(3) Proposed retail pricing of $0.75 for both 81 and 325 mg doses taken daily

Pricing - Potential Strategy

<u>Aspertec™ Proposed Pricing:</u>

- Premium and Value: $0.75 per capsule for 325 mg and 81 mg ($22.50/month at retail)
  - Higher margin and more profitable for retail trade compared to other OTC aspirin, including store brands
  - Fits well with wellness/loyalty program efforts for chronic diseases – e.g., cardiovascular, diabetes and obesity
  - Current branded and store label products range between ~$0.02 - $0.09 per tablet
  - Market research findings: physicians and patients generally accepting of up to ~ $1 per day per capsule ($30.00/month)
  - Aspertec™ pricing well supported by better efficacy and safety
- FDA has recently approved two new Rx aspirin products priced significantly higher (i.e., $5 and $6 per dose) than the anticipated Aspertec™ pricing positioning Aspertec™ with a better value proposition

Physicians Indicate High Intent to Prescribe Aspertec™

- **Quantitative and qualitative research completed with >1,000 cardiologists, interventional cardiologists, neurologists, endocrinologists/diabetologists and 2,000 consumers**

	Aspirin Therapy Prescribers			
	Cardiologists	Neurologists	Endocrinologists Diabetologists	GPs
Number of Physicians:	201	100	100	104
WOULD PRESCRIBE	81%	86%	80%	77%
Definitely would prescribe it	43%	51%	39%	28%
Probably would prescribe it	38%	35%	41%	49%
Might/might not prescribe it	15%	13%	20%	20%
Would not prescribe	4%	1%	-	3%
Probably would not prescribe it	2%	1%	-	2%
Definitely would not prescribe it	1%	-	-	1%

Consumers surveyed were more likely to purchase specific OTC products when prescribed by a physician

Source: Weinman Schnee Morais Inc. (company data)

How Doctors Would Prescribe Aspertec™

	Aspirin Therapy Prescribers			
	Cardiologists	Neurologists	Endocrinologists Diabetologists	GPs
Number of Physicians:	201	100	100	104
Patients who have had a cardiovascular incident/heart attack	83%	78%	87%	83%
Patients who have had a cerebral incident/stroke	71%	88%	72%	76%
Patients with high risk factors	69%	74%	76%	77%
Patients with diabetes	60%	47%	71%	64%
Patients with a family history that puts them at risk	49%	49%	57%	57%
Patients who are overweight/large BMI/obese	33%	35%	34%	39%
Other	10%	4%	4%	5%
None	3%	2%	–	5%

Source: Weinman Schnee Morais Inc. (company data)

Positioning Aspertec™ as the *Standard of Care*

- **Reason to Believe:**
  - Faster acting than EC aspirin
  - Clinically superior antiplatelet efficacy than EC aspirin
  - Better acute GI safety when initiating dual antiplatelet therapy

Potential to be Best-in-class for Acute Coronary Syndrome (ACS)

- **Market Segmentation:**
  - Aspertec™ targets most at risk (secondary prevention)
- **Market Research Suggests Physicians Recognize EC Aspirin Limitations When Presented Aspertec™ Clinical Data**
  - Physicians surveyed expressed interest in prescribing or recommending Aspertec™ for their high-risk patients[1]
- **Market Penetration**
  - PLx intends to use clinical differentiation via a physician detail to influence clinician behavior

[1] Weinman Schnee Morais Inc. (company data)

National Launch: Target Audiences

Primary

Physician specialists

- 33,000 physicians - Highly targetable specialty universe: Cardiologists, Neurologists, Endocrinologists/Diabetologists
  - Top 3-5 Deciles write 75-85% of all prescriptions
  - **Total Targets: 12,000 – 15,000 physician specialists**
  - Field reps are appropriately scalable

Pharmacists

- Trusted professional among patients; easily targeted through retailer partnership
- Highly targetable; utilize retailer loyalty programs focused on chronic diseases and POS coupons (e.g., Catalina)

Secondary

Consumers

- Made aware of Aspertec™ by their physician
- Direct to consumer opportunity available after product has been established

Similar Strategy as Mucinex®

Recent and Upcoming Milestones

- ✓ Aspertec™ 325 mg approved by FDA
- ✓ Successfully completed head-to-head clinical studies of Aspertec™ 325 mg against EC aspirin
- ✓ Aspertec™ brand name approved by the FDA
- ✓ First antiplatelet clinical study (PL-ASA-004) published in the *Journal of the American College of Cardiology*
- ✓ Initiated tech transfer and commercial scale validation of manufacturing with contract manufacturer for both dose strengths
- ✓ Completed merger with Dipexium, changed name to PLx Pharma and NASDAQ symbol to PLXP

Next 24 months

- Submit Aspertec™ 81 mg sNDA
- Pre-launch activities including expanding commercial leadership team
- Continue to publish clinical data in peer-reviewed journals and present at key conferences (ACC/AHA)
- Initiate and complete commercially oriented PK/PD study on 81 mg dose form

- Receive Aspertec™ 81 mg FDA approval (ten month PDUFA)
- Hire and train initial at launch 45 person physician directed sales force
- Continue to expand global patent portfolio
- Seek collaborators/partners for pipeline products
- Commercially launch Aspertec™ in both dose strengths

PLx Platform Technology: Product Pipeline

Product Candidate	Pre-Clinical	Phase 1	Phase 2	Phase 3	Status
Aspertec™, 325 mg OTC Pain and Fever Physician-directed (Cardiovascular Disease Prevention & Rheumatologic)	→	→	→	→	FDA Approved
Aspertec™, 81 mg OTC Pain and Fever Physician-directed (Cardiovascular Disease Prevention & Rheumatologic)	→	→	→	→	sNDA to be filed in 2017
PL1200 Ibuprofen, 200 mg OTC Pain, Inflammation and Fever	→	→			GI safer clinical proof of concept demonstrated
PL1100 Ibuprofen, 400 mg Rx (Pain, Inflammation, Osteoarthritis and Rheumatoid Arthritis)	→	→			GI safer clinical proof of concept demonstrated
PL5100 Diclofenac, 50 mg OTC (ex US - Worldwide)	→				GI safer preclinical proof of concept demonstrated
PL4100 Indomethacin Rx (Intravenous for Patent Ductus Arteriosus)	→				GI safer preclinical proof of concept demonstrated

OTC: Over-The-Counter
Rx: Prescription
sNDA: supplemental New Drug Application

Platform applicable to a variety of APIs.

Strong Intellectual Property Protection Through 2032

44 Issued Patents for

Composition of Matter, Methods to Make, Methods of Use

Drugs & Lipids:

PLx wholly owned composition and methods to make and use applications and issued patents with expiry Sept. 2032 covering a wide range of drugs using a pH dependent carrier for targeted release of pharmaceuticals along the gastrointestinal tract supporting the platform technology.

NSAIDs only – The University of Texas (UT) License:

Claims for NSAIDs and lipid oils to enhance GI safety and for pain, inflammation, fever, cardiovascular disease, stroke, colon, breast, bladder & ovarian cancer (some countries all cancer. Oral and parenteral dose forms. World wide exclusive license from The University of Texas.

Issued & Applications	Covers	Territory	Expiry
3 issued, 2 NOA, 8 apps	Multiple APIs (PLx)	Global	2032
27 issued, 1 NOA, 4 apps	NSAIDs (UT)	US & 21 international	2021/2022
6 issued	NSAIDs for Cancer (UT)	US & 4 international	2024/2026
8 issued	NSAIDs for Parenteral (UT)	US & 5 international	2024/2026

Conclusion

Broad Vision, Focused Strategy	Improve safety and efficacy of selected existing oral NSAIDs and other drugs – beginning with aspirin and ibuprofen – platform technology
Novel Technology	PLxGuard™ delivery system utilizes surface acting lipids to selectively release drugs in targeted portions of the GI tract
Late-stage Product Opportunity	Lead product, Aspertec™ 325 mg, is FDA approved; target to submit sNDA for Aspertec™ 81 mg in the last quarter of 2017 and launch both products by year end 2018
Unique Commercial Strategy	Will target both OTC and prescription markets with physician detail for Aspertec™
Significant Market Opportunity	Aspertec™ addresses unmet medical need and has significant physician interest – targeting large and global cardiovascular and pain market opportunities
Seasoned Management	Experienced leadership team with track record of success including deep sales and marketing expertise in OTC and Rx markets